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                                                                    EXHIBIT 23.2

                             [ARTHUR ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in this registration statement of our report dated October 3, 2000 included herein (in American Skiing Company's Form 10-K for the year ended July 30, 2000) and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 21, 2001